UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2022

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

737 N. Fifth Street, Suite 200 Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On July 19, 2022, Aditxt, Inc. (the “Company”) entered into a Subscription and Investment Representation Agreement (the “Subscription Agreement”) with Amro Albanna, its Chief Executive Officer, who is an accredited investor (the “Purchaser”), pursuant to which the Company agreed to issue and sell one (1) share of the Company’s Series B Preferred Stock, par value $0.001 per share (the “Preferred Stock”), to the Purchaser for $20,000.00 in cash. The sale closed on July 19, 2022. Additional information regarding the rights, preferences, privileges and restrictions applicable to the Preferred Stock is set forth under Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference.

The Subscription Agreement contains customary representations and warranties and certain indemnification rights and obligations of the parties.

The foregoing summary of the Subscription Agreement does not purport to be complete and is subject to, and qualified in its entirety by, such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard Transfer of Listing

On July 19, 2022, the Company received a letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC ("Nasdaq") notifying the Company that it has not regained compliance with the minimum bid price rule in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”) by July 18, 2022 and is not eligible for a second 180 day extension as the Company does not comply with the stockholders’ equity initial listing requirement for The Nasdaq Capital market. The letter also states that, unless the Company requests an appeal, the Company’s securities will be delisted from The Nasdaq Capital Market and will be suspended at the opening of business on July 28, 2022.

The Company intends to submit an appeal to Nasdaq, which stays the delisting and suspension of the Company’s securities pending the decision of the Nasdaq Hearings Panel (the “Panel”) no later than 4:00 p.m. Eastern Time on July 26, 2022. At the hearing, which is expected to occur 30-45 days after the Company’s request for appeal, the Company intends to present its views and its plans to regain compliance with the Minimum Bid Price Rule to the Panel. There can be no assurance that the Company will obtain an extension period from the Panel within which to regain compliance with the Minimum Bid Price Rule, or, if the Panel grants such an extension period, that the Company will be able to evidence compliance with the Minimum Bid Price Rule before the extension period expires. It is the Company’s understanding that the Panel typically issues its decision within 30 days after the hearing.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure required by this Item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference. Based in part upon the representations of the Purchaser in the Subscription Agreement, the offering and sale of the Preferred Stock was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03 Material Modifications to Rights of Security Holders

The disclosure required by this Item is included in Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 19, 2022, the Company filed a certificate of designation (the “Certificate of Designation”) with the Secretary of State of Delaware, effective as of the time of filing, designating the rights, preferences, privileges and restrictions of the share of Preferred Stock. The Certificate of Designation provides that the share of Preferred Stock will have 250,000,000 votes and will vote together with the outstanding shares of the Company’s common stock as a single class exclusively with respect to any proposal to amend the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock. The Preferred Stock will be voted, without action by the holder, on any such proposal in the same proportion as shares of common stock are voted. The Preferred Stock otherwise has no voting rights except as otherwise required by the General Corporation Law of the State of Delaware.

The Preferred Stock is not convertible into, or exchangeable for, shares of any other class or series of stock or other securities of the Company. The Preferred Stock has no rights with respect to any distribution of assets of the Company, including upon a liquidation, bankruptcy, reorganization, merger, acquisition, sale, dissolution or winding up of the Company, whether voluntarily or involuntarily. The holder of the Preferred Stock will not be entitled to receive dividends of any kind.

The outstanding share of Preferred Stock shall be redeemed in whole, but not in part, at any time (i) if such redemption is ordered by the Board of Directors in its sole discretion or (ii) automatically upon the effectiveness of the amendment to the Certificate of Incorporation implementing a reverse stock split. Upon such redemption, the holder of the Preferred Stock will receive consideration of $20,000.00 in cash.

The foregoing summary of the Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, such document, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

3.1	Certificate of Designation of Series B Preferred Stock, dated July 19, 2022
10.1	Subscription and Investment Representation Agreement, dated July 19, 2022, by and between Aditxt, Inc.. and the purchaser signatory thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2022	ADITXT, INC..

	By:	/s/ Corinne Pankovcin
	Name:	Corinne Pankovcin
	Title:	President

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